Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger

corey.kinger@ww.com

Media:

Kelsey Merkel

kelsey.merkel@ww.com

WW International, Inc. Announces Second Quarter 2023 Results

•	End of Period Subscribers of 4.1 million

•	Revenues of $226.8 million

•	Operating Income of $26.3 million; excluding the net impact of restructuring charges and acquisition transaction costs, adjusted operating income of $33.9 million

•	Full Year Fiscal 2023 Guidance Updates:

¡	Revenues are expected to be in the range of $890.0 million to $910.0 million

¡

Operating Income is expected to be in the range of $39.0 million to $51.0 million; excluding the net impact of restructuring charges and acquisition transaction costs, adjusted operating income is expected to be in the range of $80.0 million to $85.0 million

NEW YORK (August 3, 2023) – WW International, Inc. (NASDAQ: WW) (“WeightWatchers,” “WW,” or the “Company”) today announced its results for the second quarter of fiscal 2023.

“Our second quarter results give me further confidence that we are on the right trajectory,” said Sima Sistani, the Company’s CEO. “Sign ups for our WeightWatchers® business, excluding Clinical, were up year-over-year in the second quarter, delivering a return to sign up growth one quarter earlier than previously forecast. We are raising our expectation for year end 2023 total subscribers to be 3.7 million. With our portfolio of solutions to improve weight health, we are leading the movement of this positive category shift across science, culture, and communities.”

“We ended Q2 with 4.1 million subscribers. This is the first time in the Company’s reporting history that we have achieved an in-year quarter-over-quarter total subscriber step up.” said Heather Stark, the Company’s CFO. “While, as anticipated, revenue was down year-over-year primarily due to the headwinds from 2022’s ending subscriber base, our actions to optimize our real estate footprint and organizational structure drove record high adjusted gross margin. Given encouraging subscriber trends and improved margins, we now expect full year adjusted operating income to be towards the high end of our previously provided guidance range, despite modestly reduced revenue expectations.”

Q2 2023 Consolidated Results

	Three Months Ended			% Change Adjusted for
(in millions except percentages and per share amounts)	July 1, 2023	July 2, 2022	% Change	Constant Currency(1)
Subscription Revenues, net	$212.1	$240.4	(11.8%)	(11.7%)
Product Sales and Other, net	14.7	29.1	(49.5%)	(49.3%)

Revenues, net	$226.8	$269.5	(15.8%)	(15.8%)
Gross Profit	$143.2	$163.0	(12.1%)	(12.2%)
Non-GAAP Adjustments(1)
Net Restructuring Charges(2)	0.7	3.9

Adjusted Gross Profit(1)	$143.8	$166.9	(13.8%)	(13.8%)
Operating Income	$26.3	13.4	96.9%	95.9%
Non-GAAP Adjustments(1)
Franchise Rights Acquired and Goodwill Impairments	—	26.4
Net Restructuring Charges(2)	2.7	18.6
Acquisition Transaction Costs	4.9	—

Adjusted Operating Income(1)	$33.9	$58.3	(42.0%)	(42.2%)
Net Income (Loss)	$50.8	($4.6)	(100.0%)*	(100.0%)*
EPS	$0.65	($0.07)	(100.0%)*	(100.0%)*
Total Paid Weeks	53.4	57.5	(7.2%)	N/A
Digital(3) Paid Weeks	43.2	47.3	(8.5%)	N/A
Workshops + Digital(4) Paid Weeks	9.8	10.2	(4.6%)	N/A
Clinical(5) Paid Weeks	0.4	—	N/A	N/A
End of Period Subscribers(6)	4.1	4.3	(4.3%)	N/A
Digital Subscribers	3.3	3.4	(3.2%)	N/A
Workshops + Digital Subscribers	0.7	0.8	(13.0%)	N/A
Clinical Subscribers	0.0	—	N/A	N/A

Note: Totals may not sum due to rounding.

*	Note: Percentage in excess of 100.0%.
(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on the Company’s previously disclosed 2023, 2022, 2021, and 2020 restructuring plans, and the reversal of certain of the charges associated therewith.

(3)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, which formerly included Digital 360 (as applicable).
(4)

“Workshops + Digital” refers to providing unlimited access to the Company’s workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers, including former Digital 360 members (as applicable). It also formerly included the provision of access to workshops for members who did not subscribe to commitment plans, which included the Company’s “pay-as-you-go” members.

(5)	“Clinical” refers to providing subscriptions to the Company’s clinical product offerings included in its Sequence program.
(6)	“Subscribers” refers to Digital subscribers, Workshops + Digital subscribers, and Clinical subscribers who participate in recurring bill programs in Company-owned operations.

Q2 2023 Business and Financial Highlights

•

End of Period Subscribers in Q2 2023 were down 4.3% versus the prior year period, driven by declines in the Digital and Workshops + Digital businesses, partially offset by the inclusion of 37 thousand Clinical subscribers. Q2 2023 End of Period Digital Subscribers decreased 3.2% versus the prior year period. Q2 2023 End of Period Workshops + Digital Subscribers decreased 13.0% versus the prior year period.

•

Total Paid Weeks in Q2 2023 were down 7.2% versus the prior year period, driven by declines in the Digital and Workshops + Digital businesses, partially offset by the inclusion of 355 thousand Clinical paid weeks. Q2 2023 Digital Paid Weeks decreased 8.5% versus the prior year period. Q2 2023 Workshops + Digital Paid Weeks decreased 4.6% versus the prior year period.

•	Revenues in Q2 2023 were $226.8 million. On a constant currency basis, Q2 2023 revenues decreased 15.8% versus the prior year period.

¡

Subscription Revenues in Q2 2023 were $212.1 million. On a constant currency basis, these revenues decreased 11.7% versus the prior year period, benefitting from the inclusion of $7.6 million in Clinical subscription revenues.

¡

Product Sales and Other in Q2 2023 were $14.7 million. On a constant currency basis, these revenues decreased 49.3% versus the prior year period driven by the planned reductions of the consumer products business.

•

Gross Profit in Q2 2023 was $143.2 million, compared to $163.0 million in the prior year period. Adjusted gross profit in Q2 2023, which excluded the net impact of $0.7 million of restructuring charges, was $143.8 million. Adjusted gross profit in Q2 2022, which excluded the net impact of $3.9 million of restructuring charges, was $166.9 million.

¡

Gross Margin in Q2 2023 was 63.1%, as compared to 60.5% in the prior year period. Adjusted gross margin in Q2 2023 was 63.4%, up 150 basis points from an adjusted gross margin of 61.9% in the prior year period, primarily driven by actions to reduce the fixed cost base within the Workshops + Digital business.

•

Operating Income in Q2 2023 was $26.3 million, compared to operating income of $13.4 million in the prior year period. Adjusted operating income in Q2 2023, which excluded the net impact of $2.7 million of restructuring charges and $4.9 million of acquisition transaction costs, was $33.9 million. Adjusted operating income in Q2 2022, which excluded the impact of non-cash intangible impairment charges totaling $26.4 million and the net impact of $18.6 million of restructuring charges, was $58.3 million.

•

Income Tax Benefit in Q2 2023 was $48.1 million, which reflected the impact of an unusually high negative annual effective tax rate driven by a valuation allowance and small pretax loss reflected in the Company’s full year fiscal 2023 guidance. In the prior year period, income tax was a benefit of $2.9 million.

•	Net Income (Loss) in Q2 2023 was $50.8 million compared to net loss of $4.6 million in the prior year period.

•	Diluted earnings per share in Q2 2023 was $0.65 compared to diluted net loss per share of $0.07 in the prior year period.

¡	Certain items affect year-over-year comparability.

◾	Q2 2023 diluted earnings per share incorporated the positive impact of $0.69 per diluted share in the aggregate due to the following items:

•

$0.77 per diluted share positive tax impact arising from an unusually high negative annual effective tax rate as a result of a valuation allowance and small pretax loss reflected in the Company’s full year fiscal 2023 guidance, mentioned above.

•	$0.05 per diluted share negative impact from acquisition transaction costs.

•	$0.03 per diluted share negative net impact of restructuring charges.

◾	Q2 2022 diluted net loss per share incorporated the negative impact of $0.47 per diluted share in the aggregate due to the following items:

•	$0.30 per diluted share negative impact of non-cash intangible impairment charges.

•	$0.20 per diluted share net negative impact of restructuring charges.

•	$0.03 per diluted share tax benefit due to out-of-period income tax adjustments.

Other Items

•	Cash balance as of July 1, 2023 was $91.4 million. On that same date, the Company had no outstanding borrowings under its revolving credit facility.

•

2023 Restructuring Plan: In connection with the previously announced 2023 restructuring plan, the Company recorded aggregate restructuring charges of approximately $1.8 million in Q2 2023. The Company expects to record up to $10.0 million of additional aggregate restructuring charges during the remainder of fiscal 2023.

•

Sequence Acquisition: As previously announced, on April 10, 2023, WW completed its acquisition of Weekend Health, Inc., d/b/a Sequence, a subscription telehealth platform offering access to healthcare providers specializing in chronic weight management. Sequence results are now reflected in the Company’s financials as well as certain metrics are included in the Clinical line of business.

Full Year Fiscal 2023 Guidance

The Company is updating its full year fiscal 2023 guidance:

•

Revenues are expected to be in the range of $890.0 million to $910.0 million, compared to previously provided $910.0 million to $930.0 million, reflecting near-term supply constraints in the Clinical business and a subscriber mix shift.

•

Operating income is expected to be in the range of $39.0 million to $51.0 million. Adjusted operating income, which excludes the net impact of restructuring charges and acquisition transaction costs, is now expected to be towards the high end of the previously provided range of $80.0 million to $85.0 million.

Second Quarter 2023 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Sima Sistani, Chief Executive Officer, and Heather Stark, Chief Financial Officer, will discuss the second quarter of fiscal 2023 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Gross profit, gross margin, operating (loss) income, operating (loss) income margin, and selling, general and administrative expenses are discussed both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis), as applicable, with respect to (i) the second quarter and first six months of fiscal 2023 to exclude (a) the net impact of (w) charges associated with the Company’s previously disclosed 2023 restructuring plan (the “2023 plan”), (x) charges associated with the Company’s previously disclosed 2022 restructuring plan (the “2022 plan”) or the reversal of certain of the charges associated with the 2022 plan, as applicable, (y) charges associated with the Company’s previously disclosed 2021 organizational restructuring plan (the “2021 plan”) or the reversal of certain of the charges associated with the 2021 plan, as applicable, and (z) the reversal of certain of the charges associated with the Company’s previously disclosed 2020 organizational restructuring plan (the “2020 plan”) and (b) the impact of certain non-recurring transaction costs in connection with the acquisition of Sequence (as defined below); (ii) the second quarter of fiscal 2022 to exclude (a) the impact of impairment charges for the Company’s franchise rights acquired related to its Canada and New Zealand units of account and the impairment charge for the Company’s goodwill related to the its wholly-owned subsidiary Kurbo, Inc. (“Kurbo”) and (b) the net impact of (x) charges associated with the 2022 plan and (y) the reversal of certain of the charges associated with the 2021 plan; and (iii) the first six months of fiscal 2022 to exclude (a) the impact of impairment charges for the Company’s franchise rights acquired related to its Canada and New Zealand units of account and the impairment charge for the Company’s goodwill related to Kurbo and (b) the net impact of (x) charges associated with the 2022 plan, (y) charges associated with the 2021 plan or the reversal of certain of the charges associated with the 2021 plan, as applicable, and (z) the reversal of certain of the charges associated with the 2020 plan. We generally refer to such non-GAAP measures as follows: (i) with respect to the adjustments for the second quarter and first six months of fiscal 2023, as excluding or adjusting for the net impact of restructuring charges and the impact of acquisition transaction costs ; and (ii) with respect to the adjustments for the second quarter and first six months of fiscal 2022, as excluding or adjusting for the impact of franchise rights acquired and goodwill impairments and the net impact of restructuring charges. The Company also presents in the attachments to this release the non-GAAP financial measures earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”); earnings before interest, taxes, depreciation, amortization, stock-based compensation, franchise rights acquired and goodwill impairments, net restructuring charges, and certain non-recurring transaction costs in connection with the acquisition of Sequence (“Adjusted EBITDAS”); total debt less unamortized deferred financing costs, unamortized debt discount and cash on hand (i.e., net debt); and a net debt/Adjusted EBITDAS ratio. Adjusted EBITDAS for the first quarter of fiscal 2023 as presented herein was recast to reflect certain non-recurring transaction costs in connection with the acquisition of Sequence. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About WW International, Inc.

WeightWatchers is a human-centric technology company powered by our proven, science-based, clinically effective weight loss and weight management program. For six decades, we have inspired millions of people to adopt healthy habits for real life. We combine technology and community to help members reach and sustain their goals on our program. To learn more about the WeightWatchers approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any guidance and any statements about the Company’s plans, strategies, objectives, initiatives, roadmap and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in these forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the impact of the COVID-19 pandemic on the Company’s business and on the consumer environment and markets in which the Company operates; competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or its ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; the ability to successfully implement strategic initiatives; the Company’s ability to transform its Workshops + Digital business strategy to meet the evolving needs of its members; the effectiveness and efficiency of the Company’s advertising and marketing programs, including the strength of the Company’s social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners, including as a result of its acquisition of Weekend Health, Inc., which is doing business as Sequence (“Sequence”) (the “Acquisition”); the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the early termination by the Company of leases; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, the potential impact of political and social unrest and instability in the banking system as a result of several recent bank failures; the Company’s ability to successfully make acquisitions or enter into joint ventures or collaborations, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses, including with respect to Sequence; the seasonal nature of the Company’s principal business; the impact of events that discourage or impede people from gathering with others or impede accessing resources; the Company’s failure to maintain effective internal control over financial reporting; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and its exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of the war in Ukraine; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; risks related to the Company’s Acquisition, including risks that the Acquisition may not achieve its intended results; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations as a result of the Acquisition; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the United States Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AT

(IN THOUSANDS)

UNAUDITED

	July 1, 2023	December 31, 2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$91,446	$178,326
Receivables (net of allowances: July 1, 2023 - $907 and December 31, 2022 - $976)	25,813	24,273
Inventories	10,834	20,528
Derivative receivable	10,546	11,748
Prepaid income taxes	17,173	19,447
Prepaid expenses and other current assets	22,110	27,009

TOTAL CURRENT ASSETS	177,922	281,331
Property and equipment, net	23,569	28,229
Operating lease assets	58,019	75,696
Franchise rights acquired	386,555	386,745
Goodwill	246,208	155,998
Other intangible assets, net	71,091	63,306
Deferred income taxes	22,403	22,246
Other noncurrent assets	15,716	14,879

TOTAL ASSETS	$1,001,483	$1,028,430

LIABILITIES AND TOTAL DEFICIT
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$9,949	$17,955
Accounts payable	21,998	18,890
Salaries and wages payable	55,198	72,577
Accrued marketing and advertising	12,290	17,927
Accrued interest	5,333	5,289
Other accrued liabilities	53,739	30,118
Income taxes payable	7,198	1,646
Deferred revenue	35,705	32,156

TOTAL CURRENT LIABILITIES	201,410	196,558
Long-term debt, net	1,424,374	1,422,284
Long-term operating lease liabilities	58,867	68,099
Deferred income taxes	18,184	23,119
Other	14,910	2,185

TOTAL LIABILITIES	1,717,745	1,712,245
TOTAL DEFICIT
Common stock, $0 par value; 1,000,000 shares authorized; 130,048 shares issued at July 1, 2023 and 122,052 shares issued at December 31, 2022	0	0
Treasury stock, at cost, 51,146 shares at July 1, 2023 and 51,496 shares at December 31, 2022	(3,079,073)	(3,097,304)
Retained earnings	2,370,340	2,418,959
Accumulated other comprehensive loss	(7,529)	(5,470)

TOTAL DEFICIT	(716,262)	(683,815)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,001,483	$1,028,430

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	July 1, 2023	July 2, 2022
Subscription revenues, net (1)	$212,140	$240,391
Product sales and other, net (2)	14,690	29,063

Revenues, net	226,830	269,454

Cost of subscription revenues (3)	71,378	84,129
Cost of product sales and other	12,272	22,363

Cost of revenues	83,650	106,492

Gross profit	143,180	162,962
Marketing expenses	51,119	51,857
Selling, general and administrative expenses	65,744	71,319
Franchise rights acquired and goodwill impairments	—	26,420

Operating income	26,317	13,366
Interest expense	24,075	19,255
Other (income) expense, net	(520)	1,613

Income (loss) before income taxes	2,762	(7,502)
Benefit from income taxes	(48,066)	(2,879)

Net income (loss)	$50,828	$(4,623)

Earnings (net loss) per share
Basic	$0.65	$(0.07)

Diluted	$0.65	$(0.07)

Weighted average common shares outstanding
Basic	78,007	70,305

Diluted	78,591	70,305

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues”, net “Workshops + Digital Fees” and net “Clinical Subscription Revenues”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, which formerly included Digital 360 (as applicable). “Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops. “Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.

(2)

Consists of sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues, and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital, Workshops + Digital and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	July 1, 2023	July 2, 2022
Subscription revenues, net (1)	$423,172	$497,376
Product sales and other, net (2)	45,552	69,838

Revenues, net	468,724	567,214

Cost of subscription revenues (3)	166,275	170,170
Cost of product sales and other	39,758	53,985

Cost of revenues	206,033	224,155

Gross profit	262,691	343,059
Marketing expenses	139,353	159,427
Selling, general and administrative expenses	125,604	134,877
Franchise rights acquired and goodwill impairments	—	26,420

Operating (loss) income	(2,266)	22,335
Interest expense	46,921	37,926
Other (income) expense, net	(851)	1,956

Loss before income taxes	(48,336)	(17,547)
Provision for (benefit from) income taxes	19,515	(4,681)

Net loss	$(67,851)	$(12,866)

Net loss per share
Basic	$(0.91)	$(0.18)

Diluted	$(0.91)	$(0.18)

Weighted average common shares outstanding
Basic	74,302	70,195

Diluted	74,302	70,195

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues”, net “Workshops + Digital Fees” and net “Clinical Subscription Revenues”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, which formerly included Digital 360 (as applicable). “Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops. “Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.

(2)

Consists of sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues, and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital, Workshops + Digital and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Six Months Ended
	July 1, 2023	July 2, 2022
Operating activities:
Net loss	$(67,851)	$(12,866)
Adjustments to reconcile net loss to cash (used for) provided by operating activities:
Depreciation and amortization	24,869	22,792
Amortization of deferred financing costs and debt discount	2,509	2,509
Impairment of franchise rights acquired and goodwill	—	26,420
Impairment of intangible and long-lived assets	189	112
Share-based compensation expense	9,613	6,986
Deferred tax benefit	(5,824)	(21,164)
Allowance for doubtful accounts	(143)	127
Reserve for inventory obsolescence	3,153	2,565
Foreign currency exchange rate (gain) loss	(841)	2,229
Changes in cash due to:
Receivables	57	(7,499)
Inventories	6,886	(4,351)
Prepaid expenses	10,321	6,864
Accounts payable	3,402	3,211
Accrued liabilities	(19,536)	(1,039)
Deferred revenue	1,975	3,342
Other long term assets and liabilities, net	(1,265)	(2,329)
Income taxes	5,429	(1,496)

Cash (used for) provided by operating activities	(27,057)	26,413

Investing activities:
Capital expenditures	(1,746)	(1,066)
Capitalized software expenditures	(17,907)	(18,019)
Cash paid for acquisitions, net of cash acquired	(38,362)	(4,350)
Other items, net	(8)	(20)

Cash used for investing activities	(58,023)	(23,455)

Financing activities:
Taxes paid related to net share settlement of equity awards	(1,319)	(1,925)
Proceeds from stock options exercised	82	—
Cash paid for acquisitions	(1,066)	—
Other items, net	(38)	(61)

Cash used for financing activities	(2,341)	(1,986)

Effect of exchange rate changes on cash and cash equivalents	541	(6,171)

Net decrease in cash and cash equivalents	(86,880)	(5,199)
Cash and cash equivalents, beginning of period	178,326	153,794

Cash and cash equivalents, end of period	$91,446	$148,595

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	July 1, 2023	July 2, 2022	Variance
Digital Paid Weeks (1)
North America	27,652	30,054	(8.0%)
International	15,595	17,197	(9.3%)

Total Digital Paid Weeks	43,246	47,251	(8.5%)

Workshops + Digital Paid Weeks (1)
North America	7,374	7,701	(4.2%)
International	2,380	2,519	(5.5%)

Total Workshops + Digital Paid Weeks	9,755	10,221	(4.6%)

Clinical Paid Weeks (1)
North America	355	—	N/A
International	—	—	—

Total Clinical Paid Weeks	355	—	N/A

Total Paid Weeks (1)
North America	35,381	37,755	(6.3%)
International	17,975	19,716	(8.8%)

Total Paid Weeks	53,356	57,471	(7.2%)

End of Period Digital Subscribers (2)
North America	2,131	2,175	(2.0%)
International	1,199	1,265	(5.3%)

Total End of Period Digital Subscribers	3,329	3,440	(3.2%)

End of Period Workshops + Digital Subscribers (2)
North America	543	631	(13.9%)
International	177	197	(10.1%)

Total End of Period Workshops + Digital Subscribers	720	828	(13.0%)

End of Period Clinical Subscribers (2)
North America	37	—	N/A
International	—	—	—

Total End of Period Clinical Subscribers	37	—	N/A

Total End of Period Subscribers (2)
North America	2,710	2,805	(3.4%)
International	1,376	1,463	(5.9%)

Total End of Period Subscribers	4,086	4,268	(4.3%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products, which formerly included Digital 360 (as applicable); (ii) “Workshops + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and formerly included total “pay-as-you-go” weeks; (iii) “Clinical Paid Weeks” is the total paid subscription weeks for the Company’s Clinical subscription products; and (iv) “Total Paid Weeks” is the sum of Digital Paid Weeks, Workshops + Digital Paid Weeks and Clinical Paid Weeks.

(2)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including former Digital 360 (as applicable), subscribers; (ii) “End of Period Workshops + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; (iii) “End of Period Clinical Subscribers” is the total number of Clinical subscribers; and (iv) “End of Period Subscribers” is the sum of End of Period Digital Subscribers, End of Period Workshops + Digital Subscribers and End of Period Clinical Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Six Months Ended
	July 1, 2023	July 2, 2022	Variance
Digital Paid Weeks (1)
North America	53,787	61,468	(12.5%)
International	30,260	34,988	(13.5%)

Total Digital Paid Weeks	84,047	96,456	(12.9%)

Workshops + Digital Paid Weeks (1)
North America	15,031	14,970	0.4%
International	4,874	4,967	(1.9%)

Total Workshops + Digital Paid Weeks	19,906	19,937	(0.2%)

Clinical Paid Weeks (1)
North America	355	—	N/A
International	—	—	—

Total Clinical Paid Weeks	355	—	N/A

Total Paid Weeks (1)
North America	69,174	76,439	(9.5%)
International	35,134	39,954	(12.1%)

Total Paid Weeks	104,308	116,393	(10.4%)

End of Period Digital Subscribers (2)
North America	2,131	2,175	(2.0%)
International	1,199	1,265	(5.3%)

Total End of Period Digital Subscribers	3,329	3,440	(3.2%)

End of Period Workshops + Digital Subscribers (2)
North America	543	631	(13.9%)
International	177	197	(10.1%)

Total End of Period Workshops + Digital Subscribers	720	828	(13.0%)

End of Period Clinical Subscribers (2)
North America	37	—	N/A
International	—	—	—

Total End of Period Clinical Subscribers	37	—	N/A

Total End of Period Subscribers (2)
North America	2,710	2,805	(3.4%)
International	1,376	1,463	(5.9%)

Total End of Period Subscribers	4,086	4,268	(4.3%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products, which formerly included Digital 360 (as applicable); (ii) “Workshops + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and formerly included total “pay-as-you-go” weeks; (iii) “Clinical Paid Weeks” is the total paid subscription weeks for the Company’s Clinical subscription products; and (iv) “Total Paid Weeks” is the sum of Digital Paid Weeks, Workshops + Digital Paid Weeks and Clinical Paid Weeks.

(2)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including former Digital 360 (as applicable), subscribers; (ii) “End of Period Workshops + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; (iii) “End of Period Clinical Subscribers” is the total number of Clinical subscribers; and (iv) “End of Period Subscribers” is the sum of End of Period Digital Subscribers, End of Period Workshops + Digital Subscribers and End of Period Clinical Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2023 Variance
						2023
						Constant
	Q2 2023			Q2 2022	2023	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2022	2022
Selected Financial Data
Consolidated Company Revenues	$226,830	$73	$226,903	$269,454	(15.8%)	(15.8%)
Consolidated Digital Subscription Revenues (1)	$147,381	$(93)	$147,288	$174,219	(15.4%)	(15.5%)
Consolidated Workshops + Digital Fees (2)	$57,167	$117	$57,284	$66,172	(13.6%)	(13.4%)
Consolidated Clinical Subscription Revenues (3)	$7,592	$—	$7,592	$—	N/A	N/A
Consolidated Subscription Revenues (4)	$212,140	$24	$212,164	$240,391	(11.8%)	(11.7%)
Consolidated Product Sales and Other (5)	$14,690	$49	$14,739	$29,063	(49.5%)	(49.3%)

North America
Digital Subscription Revenues (1)	$95,446	$308	$95,754	$114,435	(16.6%)	(16.3%)
Workshops + Digital Fees (2)	$46,290	$112	$46,402	$52,464	(11.8%)	(11.6%)
Clinical Subscription Revenues (3)	$7,592	$—	$7,592	$—	N/A	N/A
Subscription Revenues (4)	$149,328	$420	$149,748	$166,899	(10.5%)	(10.3%)
Product Sales and Other (5)	$12,860	$39	$12,899	$21,476	(40.1%)	(39.9%)
Total Revenues	$162,188	$460	$162,648	$188,375	(13.9%)	(13.7%)

International
Digital Subscription Revenues (1)	$51,935	$(401)	$51,534	$59,784	(13.1%)	(13.8%)
Workshops + Digital Fees (2)	$10,877	$6	$10,883	$13,708	(20.7%)	(20.6%)
Subscription Revenues (4)	$62,812	$(396)	$62,416	$73,492	(14.5%)	(15.1%)
Product Sales and Other (5)	$1,830	$9	$1,839	$7,587	(75.9%)	(75.8%)
Total Revenues	$64,642	$(385)	$64,257	$81,079	(20.3%)	(20.7%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, which formerly included Digital 360 (as applicable).
(2)	“Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Fees” plus “Clinical Subscription Revenues”.
(5)

“Product Sales and Other” are sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues, and, in the case of the consolidated financial results and North America reportable segment, franchise fees with respect to commitment plans and royalties.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					YTD 2023 Variance
						2023
						Constant
	YTD 2023			YTD 2022	2023	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2022	2022
Selected Financial Data
Consolidated Company Revenues	$468,724	$4,941	$473,665	$567,214	(17.4%)	(16.5%)
Consolidated Digital Subscription Revenues (1)	$296,725	$3,279	$300,004	$365,701	(18.9%)	(18.0%)
Consolidated Workshops + Digital Fees (2)	$118,855	$1,092	$119,947	$131,675	(9.7%)	(8.9%)
Consolidated Clinical Subscription Revenues (3)	$7,592	$—	$7,592	$—	N/A	N/A
Consolidated Subscription Revenues (4)	$423,172	$4,371	$427,543	$497,376	(14.9%)	(14.0%)
Consolidated Product Sales and Other (5)	$45,552	$570	$46,122	$69,838	(34.8%)	(34.0%)

North America
Digital Subscription Revenues (1)	$193,218	$727	$193,945	$239,754	(19.4%)	(19.1%)
Workshops + Digital Fees (2)	$95,772	$272	$96,044	$103,444	(7.4%)	(7.2%)
Clinical Subscription Revenues (3)	$7,592	$—	$7,592	$—	N/A	N/A
Subscription Revenues (4)	$296,582	$999	$297,581	$343,198	(13.6%)	(13.3%)
Product Sales and Other (5)	$36,631	$112	$36,743	$49,857	(26.5%)	(26.3%)
Total Revenues	$333,213	$1,110	$334,323	$393,055	(15.2%)	(14.9%)

International
Digital Subscription Revenues (1)	$103,507	$2,552	$106,059	$125,947	(17.8%)	(15.8%)
Workshops + Digital Fees (2)	$23,083	$820	$23,903	$28,231	(18.2%)	(15.3%)
Subscription Revenues (4)	$126,590	$3,372	$129,962	$154,178	(17.9%)	(15.7%)
Product Sales and Other (5)	$8,921	$458	$9,379	$19,981	(55.4%)	(53.1%)
Total Revenues	$135,511	$3,831	$139,342	$174,159	(22.2%)	(20.0%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, which formerly included Digital 360 (as applicable).
(2)	“Workshops + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Fees” plus “Clinical Subscription Revenues”.
(5)

“Product Sales and Other” are sales of consumer products via e-commerce, in studios and through the Company’s trusted partners, revenues from licensing and publishing, other revenues, and, in the case of the consolidated financial results and North America reportable segment, franchise fees with respect to commitment plans and royalties.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

												Q2 2023 Variance
														2023 Constant Currency
													2023		2023
	Q2 2023							Q2 2022					Adjusted		Adjusted
							Adjusted					2023	vs	2023	vs
					Currency	Constant	Constant					vs	2022	vs	2022
	GAAP	Adjustment		Adjusted	Adjustment	Currency	Currency	GAAP	Adjustment		Adjusted	2022	Adjusted	2022	Adjusted
Selected Financial Data
Gross Profit	$143,180	$659	(1)	$143,839	$(54)	$143,126	$143,785	$162,962	$3,938	(4)	$166,900	(12.1%)	(13.8%)	(12.2%)	(13.8%)
Gross Margin	63.1%			63.4%		63.1%	63.4%	60.5%			61.9%
Selling, General and Administrative Expenses	$65,744	$(6,877	) (2)	$58,867	$66	$65,810	$58,932	$71,319	$(14,613	)(5)	$56,706	(7.8%)	3.8%	(7.7%)	3.9%
Operating Income	$26,317	$7,536	(3)	$33,853	$(131)	$26,186	$33,722	$13,366	$44,971	(6)	$58,337	96.9%	(42.0%)	95.9%	(42.2%)
Operating Income Margin	11.6%			14.9%		11.5%	14.9%	5.0%			21.7%

Note: Totals may not sum due to rounding.

(1)

Excludes the net impact of $532 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $40 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $103 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $16 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(2)

Excludes the net impact of $1,252 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $778 of charges associated with the Company’s previously disclosed 2022 restructuring plan and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan, and the impact of $4,886 of acquisition transaction costs.

(3)

Excludes the net impact of (w) $532 of charges and $1,252 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (x) $40 of charges and $778 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (y) $103 of charges and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (z) the reversal of $16 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of subscription revenues, and the impact of $4,886 of acquisition transaction costs recorded to selling, general and administrative expenses.

(4)

Excludes the net impact of $4,498 of charges associated with the Company’s previously disclosed 2022 restructuring plan and the reversal of $560 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.

(5)

Excludes the net impact of $14,619 of charges associated with the Company’s previously disclosed 2022 restructuring plan and the reversal of $6 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.

(6)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $24,485 and $834 related to its Canada and New Zealand operations, respectively, and an impairment charge of the Company’s goodwill related to its Kurbo operations of $1,101 and (ii) the net impact of (x) $4,498 of charges and $14,619 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (y) the reversal of $560 of charges and $6 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

												YTD 2023 Variance
														2023 Constant Currency
													2023		2023
	YTD 2023							YTD 2022					Adjusted		Adjusted
							Adjusted					2023	vs	2023	vs
					Currency	Constant	Constant					vs	2022	vs	2022
	GAAP	Adjustment		Adjusted	Adjustment	Currency	Currency	GAAP	Adjustment		Adjusted	2022	Adjusted	2022	Adjusted
Selected Financial Data
Gross Profit	$262,691	$19,276	(1)	$281,967	$3,227	$265,918	$285,195	$343,059	$3,847	(4)	$346,906	(23.4%)	(18.7%)	(22.5%)	(17.8%)
Gross Margin	56.0%			60.2%		56.1%	60.2%	60.5%			61.2%
Selling, General and Administrative Expenses	$125,604	$(14,638	) (2)	$110,966	$861	$126,465	$111,828	$134,877	$(14,853	)(5)	$120,023	(6.9%)	(7.5%)	(6.2%)	(6.8%)
Operating (Loss) Income	$(2,266)	$33,914	(3)	$31,648	$457	$(1,809)	$32,105	$22,335	$45,120	(6)	$67,456	(110.2%)	(53.1%)	(108.1%)	(52.4%)
Operating (Loss) Income Margin	(0.5%)			6.8%		(0.4%)	6.8%	3.9%			11.9%

Note: Totals may not sum due to rounding.

(1)

Excludes the net impact of $19,425 of charges associated with the Company’s previously disclosed 2023 restructuring plan, the reversal of $223 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $96 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $22 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(2)

Excludes the net impact of $4,991 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $1,081 of charges associated with the Company’s previously disclosed 2022 restructuring plan and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan, and the impact of $8,605 of acquisition transaction costs.

(3)

Excludes the net impact of (w) $19,425 of charges and $4,991 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (x) the reversal of $223 of charges and $1,081 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (y) $96 of charges and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (z) the reversal of $22 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of subscription revenues, and the impact of $8,605 of acquisition transaction costs recorded to selling, general and administrative expenses.

(4)

Excludes the net impact of $4,498 of charges associated with the Company’s previously disclosed 2022 restructuring plan, the reversal of $535 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $116 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(5)

Excludes the impact of $14,619 of charges associated with the Company’s previously disclosed 2022 restructuring plan and $234 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.

(6)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $24,485 and $834 related to its Canada and New Zealand operations, respectively, and an impairment charge of the Company’s goodwill related to its Kurbo operations of $1,101 and (ii) the net impact of (w) $4,498 of charges and $14,619 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (x) the reversal of $535 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues, (y) $234 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to selling, general and administrative expenses and (z) the reversal of $116 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of subscription revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Six Months Ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Net Income (Loss)	$50,828	$(4,623)	$(67,851)	$(12,866)
Interest	24,075	19,255	46,921	37,926
Taxes	(48,066)	(2,879)	19,515	(4,681)
Depreciation and Amortization	11,932	10,637	22,204	21,396
Stock-based Compensation	3,063	2,286	5,731	6,986

EBITDAS	$41,832	$24,676	$26,520	$48,761
Franchise Rights Acquired and Goodwill Impairments (1)	—	26,420	—	26,420
2023 Plan Restructuring Charges (2)	1,784	—	24,416	—
2022 Plan Restructuring Charges (3)	818	19,117	858	19,117
2021 Plan Restructuring Charges (4)	64	(566)	57	(301)
2020 Plan Restructuring Charges (5)	(16)	—	(22)	(116)
Acquisition Transaction Costs (6)	4,886	—	8,605	—

Adjusted EBITDAS	$49,368	$69,647	$60,434	$93,881

Note: Totals may not sum due to rounding.

(1)

Impairment charges of the Company’s franchise rights acquired of $24,485 and $834 related to its Canada and New Zealand operations, respectively, and an impairment charge of the Company’s goodwill related to its Kurbo operations of $1,101.

(2)	Charges associated with the Company’s previously disclosed 2023 restructuring plan.
(3)	Charges associated with the Company’s previously disclosed 2022 restructuring plan.
(4)	Charges or the reversal of charges, as applicable, associated with the Company’s previously disclosed 2021 organizational restructuring plan.
(5)	The reversal of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(6)	Certain non-recurring transaction costs in connection with the Company’s acquisition of Sequence.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT RATIOS)

UNAUDITED

					Trailing Twelve
	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Months
Net Debt to Adjusted EBITDAS
Net Loss (Income)	$(206,036)	$(32,500)	$(118,679)	$50,828	$(306,387)
Interest	20,912	22,304	22,846	24,075	90,137
Taxes	(70,749)	(38,948)	67,580	(48,066)	(90,183)
Depreciation and Amortization	10,544	10,407	10,273	11,932	43,156
Stock-based Compensation	3,376	2,590	2,669	3,063	11,698

EBITDAS	$(241,953)	$(36,147)	$(15,311)	$41,832	$(251,579)

Franchise Rights Acquired and Goodwill Impairments	312,741 (1)	57,566 (2)	—	—	370,307
2023 Plan Restructuring Charges (3)	—	13,608	22,632	1,784	38,024
2022 Plan Restructuring Charges (4)	3,557	4,507	40	818	8,922
2021 Plan Restructuring Charges (5)	103	(142)	(7)	64	18
2020 Plan Restructuring Charges (6)	—	(621)	(5)	(16)	(642)
Acquisition Transaction Costs (7)	—	—	3,719	4,886	8,605

Adjusted EBITDAS	$74,448	$38,771	$11,068	$49,368	$173,655

Total Debt					$1,424,374
Less: Cash					91,446

Net Debt					$1,332,928

Total Debt to Net Loss					(4.6	)X

Net Debt to Adjusted EBITDAS					7.7X

Note: Totals may not sum due to rounding.

(1)	Impairment charges of the Company’s franchise rights acquired of $298,291, $13,312 and $1,138 related to its United States, Canada and New Zealand units of account, respectively.
(2)

Impairment charges of the Company’s franchise rights acquired of $25,739, $19,657, $8,275 and $1,872 related to its United States, Canada, United Kingdom and Australia units of account, respectively, and an impairment charge of the Company’s goodwill related to its Republic of Ireland reporting unit of $2,023.

(3)	Charges associated with the Company’s previously disclosed 2023 restructuring plan.
(4)	Charges associated with the Company’s previously disclosed 2022 restructuring plan.
(5)	Charges or the reversal of charges, as applicable, associated with the Company’s previously disclosed 2021 organizational restructuring plan.
(6)	The reversal of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(7)	Certain non-recurring transaction costs in connection with the Company’s acquisition of Sequence, which includes $3,719 recast for Q1 2023.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

Full Year 2023 Operating Income Guidance Reconciliation
Operating Income	$39.0 - $51.0
Net Restructuring Charges (1)	$(32.0) - $(25.0)
Acquisition Transaction Costs (2)	$(8.6)

Adjusted Operating Income	$80.0 - $85.0

(1)

Reflects the remaining net restructuring charges incurred and expected to be incurred in fiscal 2023 related to the Company’s previously disclosed 2023 restructuring plan, 2022 restructuring plan, 2021 organizational restructuring plan and 2020 organizational restructuring plan.

(2)	Reflects certain non-recurring transaction costs in connection with the Company’s acquisition of Sequence, which includes $3.7 million recast for the first quarter of fiscal 2023.